SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 14, 2006

OSCIENT PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-10824	04-2297484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Winter Street, Suite 2200

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(781) 398-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On November 14, 2006, Oscient Pharmaceuticals’ shareholders authorized its board of directors to effect a reverse stock split of the issued and outstanding shares of Oscient Pharmaceuticals’ common stock at a ratio of 1-for-8. Subject to acceptance by the Massachusetts Secretary of the Commonwealth of the filing of an amendment to the Company’s Amended and Restated Articles of Organization, as amended to date, effectuating the reverse stock split, Oscient plans to begin trading on a split-adjusted basis with the opening of the stock market on Thursday, November 16, 2006. The Company will update investors when the reverse stock split becomes effective.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSCIENT PHARMACEUTICALS CORPORATION

By:	/s/ Philippe Maitre
Name: Philippe Maitre Title: Senior Vice President and Chief Financial Officer

Date: November 14, 2006